                                               [CLAYTON UTZ LOGO]

SECURITISATION ADVISORY SERVICES PTY. LIMITED
ABN 88 064 133 946
Manager

COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
Party A

PERPETUAL TRUSTEE COMPANY LIMITED
ABN 42 000 001 007
Party B

MEDALLION TRUST SERIES 2003-1G
ISDA MASTER AGREEMENT
(CURRENCY SWAP AGREEMENT)

                                  CLAYTON UTZ
                                     LAWYERS
     Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia PO Box H3
                 Australia Square Sydney NSW 1215 DX 370 Sydney
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
                OUR REF - 801/784/21723929 CONTACT - BEN SANDSTAD

            SYDNEY O MELBOURNE O BRISBANE O PERTH O CANBERRA O DARWIN

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                        DATED AS OF 13 MARCH 2003 BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007

IN ITS SEVERAL CAPACITIES AS TRUSTEE OF VARIOUS SERIES TRUSTS FROM TIME TO TIME
     ESTABLISHED UNDER THE MASTER TRUST DEED AND VARIOUS SERIES SUPPLEMENTS
                                   ("PARTY B")

PART 1.  TERMINATION PROVISIONS.

In this Agreement:

(a) "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b) The definition of "SPECIFIED TRANSACTION" is not applicable.

(c) (i)   The following provisions of Section 5 will not apply to Party A:

                Section 5(a)(ii)        Section 5(a)(v)
                Section 5(a)(iii)       Section 5(a)(vi)
                Section 5(a)(iv)        Section 5(b)(iv)

    (ii)  The following provisions of Section 5 will not apply to Party B:

                Section 5(a)(ii)        Section 5(a)(v)    Section 5(b)(iv)
                Section 5(a)(iii)       Section 5(a)(vi)
                Section 5(a)(iv)        Section 5(a)(viii)

    (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party
          (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d)      The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
    Agreement:

         (i) Market Quotation will apply; and

                                                                               1

         (ii) the Second Method will apply.

(f)      "TERMINATION CURRENCY" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to
         Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g)      "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional
         Termination Event in relation to which both Party A and Party B are
         Affected Parties:

         "An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security
         Trust Deed, the Relevant Notes immediately due and payable."

         For the purposes of calculating a payment due under Sections 6(d) and
         (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only
         Affected Party.

PART 2.  TAX REPRESENTATIONS

(a)      PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
         Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant
         Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
         6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

         (i)     the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

         (ii)    the satisfaction of the agreement contained in Section 4(a)(i)
                 or 4(a)(iii) of this Agreement and the accuracy and
                 effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii)   the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

         PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
         Agreement, Party A and Party B each makes the following representation:

         It is an Australian resident and does not derive payments under this
         Agreement in part or whole in carrying on a business in a country outside Australia of or through a permanent establishment of itself in that country.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

                                                                               2

(a) TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER       FORM/DOCUMENT/CERTIFICATE          DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A and Party B             Any document or certificate        On the earlier of (a)
                                reasonably required or             learning that such
                                reasonably requested by a          document or certificate
                                party in connection with its       is required and (b) as
                                obligations to make a              soon as reasonably
                                payment under this Agreement       practicable following a
                                which would enable that            request by a party.
                                party to make the payment
                                free from any deduction or
                                withholding for or on
                                account of Tax or which
                                would reduce the rate at
                                which deduction or
                                withholding for or on
                                account of Tax is applied to
                                that payment (including,
                                without limitation, any
                                United States form W-8BEN or
                                other relevant United States
                                tax form).

(b) OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER       FORM/DOCUMENT/CERTIFICATE          DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A, Party B and            A certificate specifying the       On the execution of this
the Manager                     names, title and specimen          Agreement and each
                                signatures of the persons          Confirmation unless that
                                authorised to execute this         certificate has already been
                                Agreement and each                 supplied and remains true and in
                                Confirmation or other              effect and when the certificate
                                communication in writing           updated.
                                made pursuant to this  is
                                Agreement on its behalf.

Party A, Party B and            A legal opinion as to the          Prior to the Closing
the Manager                     validity and enforceability        Date.
                                of its obligations under
                                this Agreement in form and
                                substance (and issued by
                                legal counsel) reasonably
                                acceptable to each other
                                party.

Party B                         A certified copy to Party A        Not less than 5 Business
                                of each Credit Support             Days (or such lesser
                                Document specified in              period as Party A agrees
                                respect of Party B and             to) before the Trade
                                (without limiting any              Date of the first
                                obligation Party B may have        occurring Transaction
                                under the terms of that            and in the case of any
                                Credit Support Document to         amending documents
                                notify Party A of amendments       entered into subsequent
                                thereto) a certified copy to       to that date, promptly
                                Party A of any document that       after each amending
                                amends in any way the terms        document (if any) has
                                of that Credit Support             been entered into.
                                Document.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under

                                                                               3

this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party (or in the case of the Credit Support Document in respect of Party B, a solicitor acting for the Manager) has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4.  MISCELLANEOUS

(a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

         Address for notices or communications to PARTY A:

         Address:        Commonwealth Bank of Australia
                         Level 1
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

         Attention:      Manager, Securitisation

         Facsimile No.:  612 9378 2481

         Address for notices or communications to PARTY B:

         Address:        Perpetual Trustee Company Limited
                         Level 7
                         9 Castlereagh Street
                         Sydney  NSW  2000
                         AUSTRALIA

         Attention:      Manager, Securitisation Services

         Facsimile No.:  612 9221 7870

         Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

         Address:        Securitisation Advisory Services Pty. Limited
                         Level 6
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

         Attention:      Manager, Securitisation

         Facsimile No.:  612 9378 2481

(b) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: Not applicable.

         Party B appoints as its Process Agent: Not applicable.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

                                                                               4

         Party B is not a Multibranch Party.

(e) CALCULATION AGENT.

         (i) The Calculation Agent is:

                 (A)     in respect of all notices, determinations and
                         calculations in respect of amounts denominated in US$,
                         the Agent Bank; and

                 (B)     in respect of all other notices, determinations and
                         calculations, the Manager.

         (ii) All determinations and calculations by the Calculation Agent will:

                 (A)     be made in good faith and in the exercise of its
                         commercial reasonable judgment; and

                 (B)     be determined, where applicable, on the basis of then
                         prevailing market rates or prices.

         All such determinations and calculations will be binding on Party A and
         Party B in the absence of manifest error. The Manager (or, if the
         Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement)
         to ensure that the Agent Bank performs its obligations as Calculation
         Agent under this Agreement.

(f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         (i) In relation to Party A: Not applicable.

         (ii) In relation to Party B: The Security Trust Deed.

(g) CREDIT SUPPORT PROVIDER.

         (i) In relation to Party A: None.

         (ii) In relation to Party B: None.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in
     Paragraph 13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is
     deleted and replaced by the following:

                 "(i)    submits to the non-exclusive jurisdiction of the courts
                         of the State of New South Wales and courts of appeal
                         from them; and".

(i)  NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)  "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. However, for the purposes of Section 3(c) Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(1) PAYMENTS: In Section 2:

         (a) In Section 2(a)(i) add the following sentence:

                                                                               5

                 "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any).".

         (b)     In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                 "Unless specified otherwise in this Agreement, payments under this Agreement by:

                 (i) Party A, will be made by 10.00 am (New York time); and

                 (ii) Party B, will be made by 4.00pm (Sydney time),

                 on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

         (c)     Insert a new paragraph (iv) in Section 2(a) immediately after
                 Section 2(a)(iii) as follows:

                 "(iv)   The condition precedent in Section 2(a)(iii)(1) does
                         not apply to a payment due to be made to a party if it
                         has satisfied all its payment obligations under Section
                         2(a)(i) of this Agreement and has no future payment
                         obligations, whether absolute or contingent under
                         Section 2(a)(i).".

         (d)     Insert a new paragraph (v) in Section 2(a) immediately after
                 Section 2(a)(iv) as follows:

                 "(v)    Where payments are due pursuant to Section 2(a)(i) by
                         Party A to Party B (the "PARTY A PAYMENT") and by Party
                         B to Party A (the "PARTY B PAYMENT") on the same day,
                         then Party A's obligation to make the Party A Payment
                         will be subject to the condition precedent (which will
                         be an "applicable condition precedent" for the purpose
                         of Section 2(a)(iii)(3)) that Party A first receives
                         either:

                         (1)  the Party B Payment; or

                         (2)  confirmation from Party B's bank that it holds
                              irrevocable instructions to effect payment of
                              the Party B Payment and that funds are
                              available to make payment.".

         (e) Add the following new sentence to Section 2(b):

             "Each new account so designated shall be in the same tax
             jurisdiction as the original account.".

         (f) Delete Section 2(d)(i)(4) in its entirety.

         (g) In Section 2(d)(ii)(1) delete the following words where they appear:

             "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

(2)  PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

                                                                               6

         (i)     the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii)    any other amount due from Party A to Party B under this
                 Agreement by paying that amount direct to the Principal Paying
                 Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

(3)  PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

         (i)     any amount denominated in A$ due from Party B to the account in
                 Sydney notified in writing by Party A to Party B from time to time; and
         (ii)    any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4) REPRESENTATIONS: In Section 3:

         (a)     Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                 "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), section 86 of the
                 Reserve Bank Act, 1959 (Cth) and section 13A(3) of the Banking
                 Act, 1959 (Cth) or any other analogous provision under any law applicable to a party).".

         (b)     RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                 (i)    NON-RELIANCE. It is acting for its own account (in the
                        case of Party B, as trustee of the Series Trust), and
                        it has made its own independent decisions to enter into
                        that Transaction and as to whether that Transaction is
                        appropriate or proper for it based upon its own judgment
                        (and in the case of Party B, also on the judgment of the
                        Manager) and upon advice from such advisers as it has
                        deemed necessary. It is not relying on any communication
                        (written or oral) of any other party as investment
                        advice or as a recommendation to enter into that
                        Transaction; it being understood that information and
                        explanations related to the terms and conditions of a
                        Transaction will not be considered investment advice or
                        a recommendation to enter into that Transaction. No
                        communication (written or oral) received from any other
                        party will be deemed to be an assurance or guarantee as
                        to the expected results of that Transaction.

                 (ii)   EVALUATION AND UNDERSTANDING. It is capable of
                        evaluating and understanding (on its own behalf or
                        through independent professional advice), and
                        understands and accepts, the terms, conditions and risks
                        of that Transaction. It is also capable of assuming, and
                        assumes, the risks of that Transaction.

                 (iii)  STATUS OF PARTIES. No other party is acting as a
                        fiduciary or an adviser to it in respect of that
                        Transaction.

         (c)     Insert the following new paragraphs (g), (h) and (i) in Section
                 3 immediately after Section 3(f):

                                                                               7

                 "(g) SERIES TRUST. By Party B, in respect of Party B only:

                         (i)     TRUST VALIDLY CREATED. The Series Trust has
                                 been validly created and is in existence at the
                                 Trade Date of the first occurring Transaction.

                         (ii)    SOLE TRUSTEE. It has been validly appointed as
                                 trustee of the Series Trust and is presently
                                 the sole trustee of the Series Trust.

                         (iii)   NO PROCEEDINGS TO REMOVE. No notice has been
                                 given to it and to its knowledge no resolution
                                 has been passed, or direction or notice has
                                 been given, removing it as trustee of the
                                 Series Trust.

                         (iv)    POWER. It has power under the Master Trust Deed
                                 to:

                                 (A)     enter into and perform its obligations
                                         under this Agreement and each Credit
                                         Support Document in relation to Party B
                                         in its capacity as trustee of the
                                         Series Trust; and

                                 (B)     mortgage or charge the Assets of the
                                         Series Trust in the manner provided in
                                         the Credit Support Document in relation
                                         to Party B,

                                 and its entry into this Agreement and each
                                 Credit Support Document in relation to Party B
                                 is in the interests of the beneficiaries of the
                                 Series Trust and does not constitute a breach
                                 of trust.

                         (v)     GOOD TITLE. It is the lawful owner of the
                                 Assets of the Series Trust and, subject only to
                                 the Credit Support Document in relation to
                                 Party B and any Security Interest permitted
                                 under the Credit Support Document in relation
                                 to Party B, those Assets are free of all other
                                 Security Interests (except for Party B's right
                                 of indemnity out of the Assets of the Series
                                 Trust).

                         (vi)    ELIGIBLE CONTRACT PARTICIPANT. The Series Trust
                                 was not formed for the specific purpose of
                                 constituting an "eligible contract participant"
                                 under the Commodity Exchange Act.

                         (vii)   TOTAL ASSETS. As at close of business on the
                                 Trade Date of the first occurring Transaction,
                                 following the issue of the Relevant Notes and
                                 provided that the aggregate Invested Amount of
                                 the Relevant Notes upon issue exceeds
                                 USD10,000,000, the Series Trust will have total
                                 assets exceeding USD10,000,000.

                 (h)     NON-ASSIGNMENT. It has not assigned (whether
                         absolutely, in equity, by way of security or
                         otherwise), declared any trust over or given any charge
                         over any of its rights under this Agreement or any
                         Transaction except, in the case of Party B, for the
                         Security Interests created under each Credit Support
                         Document in relation to Party B.

                 (i)     CONTRACTING AS PRINCIPAL. Each existing Transaction has
                         been entered into by that party as principal and not
                         otherwise.".

                                                                               8

(5) EVENT OF DEFAULT: In Section 5(a):

         (a)     FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

                 "(i)    FAILURE TO PAY OR DELIVER. Failure by the party to
                         make, when due, any payment under this Agreement or
                         delivery under Section 2(a)(i) or 2(e) required to be
                         made by it if such failure is not remedied at or
                         before:

                         (1)     where the failure is by Party B, 10.00am on the
                                 tenth day after notice of such failure is given
                                 to Party B; and

                         (2)     where the failure is by Party A, 10.00am on the
                                 tenth day after notice of such failure is given
                                 to Party A;";

         (b)     CONSEQUENTIAL AMENDMENTS:

                 (i)     delete "or" at the end of Section 5(a)(vii); and

                 (ii)    replace the full stop at the end of Section 5(a)(viii)
                         with "; or"; and

         (c) DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

                 "(ix)   DOWNGRADE OBLIGATIONS. In respect of Party A only,
                         Party A fails to comply with Part 5(22) of the Schedule
                         if such failure is not remedied on or before the tenth
                         Business Day (or such later day as Party B and the
                         Manager may agree and which the Rating Agencies confirm
                         in writing will not result in a reduction,
                         qualification or withdrawal of the credit ratings then
                         assigned by them to the Relevant Notes) after notice of
                         such failure is given to Party A.".

(6)  TERMINATION EVENTS:

         (a) ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or
             prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those
             Sections so that, following the occurrence of that event:

                 (i)     neither Party A nor Party B will be entitled to
                         designate an Early Termination Date in respect of that
                         Transaction as a result of that event occurring;

                 (ii)    payment by Party B in accordance with Part 5(3) of this
                         Schedule will continue to constitute proper performance
                         of its payment obligations in respect of that
                         Transaction; and

                 (iii)   Party A's obligations in respect of that Transaction or
                         this Agreement will, to the extent permitted by law, be
                         unaffected by the occurrence of that event.

         (b) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                 (i)     Notwithstanding Part 1(c)(iii) of this Schedule, but
                         subject to Section 6(b)(ii), Party A may designate an
                         Early Termination Date if it is an Affected Party
                         following a Tax Event but only if the Relevant Note
                         Trustee has notified the parties in writing that it is
                         satisfied that all amounts owing to the Relevant
                         Noteholders will be paid in full on the date on which
                         the Relevant Notes are to be redeemed.
                                                                               9

                 (ii)    If a Tax Event occurs where Party A is the Affected
                         Party and Party A is unable to transfer all its rights
                         and obligations under this Agreement and each
                         Transaction to an Affiliate pursuant to Section
                         6(b)(ii), Party A may, at its cost, transfer all its
                         rights, powers and privileges and all its unperformed
                         and future obligations under this Agreement and each
                         Transaction to any person provided that:

                         (A)     each Rating Agency has confirmed in writing
                                 that the transfer will not result in a
                                 reduction, qualification or withdrawal of the
                                 credit ratings then assigned by them to the
                                 Relevant Notes; and

                         (B)     that person has a long term credit rating
                                 assigned by each Rating Agency of at least the
                                 long term credit rating assigned by that Rating
                                 Agency to Party A, as at the date of this
                                 Agreement.

(7)  TERMINATION:

         (a)     TERMINATION BY TRUSTEE: Party B must not designate an Early
                 Termination Date without the prior written consent of the
                 Relevant Note Trustee.

         (b)     TERMINATION BY THE RELEVANT NOTE TRUSTEE: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note
                 Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

         (c)     TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section
                 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Distribution Date immediately following the date that such amount would otherwise be payable under Section
                 6(d)(ii) (or will be payable on that date if that date is a
                 Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust
                 Deed or the payment of an upfront premium in respect of a
                 Replacement Currency Swap in accordance with Part 5(17)(b) of this Schedule.

         (d)     TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

                 (i)    The following sentence is added at the end of the second
                        paragraph:

                        "However, if Party A is that other party it must, if so
                        requested by the Manager, use reasonable efforts (which
                        will not require Party A to incur a loss, excluding
                        immaterial, incidental expenses) to make such a transfer
                        to an Affiliate provided the Rating Agencies have given
                        prior written confirmation to the Manager that such a
                        transfer will not result in a reduction, qualification
                        or withdrawal of the credit ratings then assigned by
                        them to the Relevant Notes.".

                 (ii)   The third paragraph is deleted and replaced with the
                        following:

                        "Any such transfer by a party under this Section
                        6(b)(ii) will be subject to and conditional upon the
                        prior written consent of the other party, which consent
                        will not be withheld:

                        (1)     where the other party is Party A, if Party A's
                                policies in effect at such time would permit it
                                to enter into transactions with the transferee
                                on the terms proposed; or

                                                                              10

                        (2)     where the other party is Party B, if the Rating
                                Agencies have confirmed in writing that such
                                transfer will not result in a reduction,
                                qualification or withdrawal of the credit
                                ratings then assigned by them to the Relevant
                                Notes.".

         (e)     DETERMINATION OF MARKET QUOTATION BY PARTY B: If Party B is
                 required to determine a Market Quotation in respect of a
                 Terminated Transaction pursuant to Section 6(e), Party B must consult with Party A in relation to such determination prior to making the determination and must provide to each Reference
                 Market-maker in relation to the Market Quotation such
                 information in relation to the Terminated Transaction, provided by Party A to Party B, as Party A may reasonably request.

(8)      NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)      TRANSFER: Section 7 is replaced with:

         "7.     ESSENTIAL TERM: TRANSFER

         (a)     Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the
                 Series Trust or the trusts created pursuant to the Credit
                 Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

         (b)     Nothing in this Section 7:

                 (i)     restricts a transfer by a party after the other parties
                         have agreed to the variation of this Agreement in
                         accordance with Part 5(20) of the Schedule to the
                         extent necessary to permit such transfer;

                 (ii)    restricts a novation of the interests and obligations
                         of a party in or under this Agreement (including any
                         Transaction) for the purposes of giving effect to a
                         transfer under Section 6(b)(ii);

                 (iii)   restricts a transfer by a party of all or any part of
                         its interest in any amount payable to it from a
                         Defaulting Party under Section 6(e);

                 (iv)    restricts a transfer by Party B or the Manager to a
                         Substitute Trustee or Substitute Manager, respectively,
                         in accordance with the Master Trust Deed;

                 (v)     restricts Party B from granting security over a
                         Transaction or this Agreement pursuant to any Credit
                         Support Document in relation to Party B; or

                 (vi)    limits Parts 5(6)(b)(ii) or 5(22) of the Schedule.

         (c)     Each party acknowledges that the other party enters into this
                 Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this
                 Agreement (including each Transaction).".

(10) FACSIMILE TRANSMISSION: In Section 12:

         (a) delete Section 12(a)(ii); and

         (b) replace Section 12(a)(iii) with:

                                                                              11

                         "(iii)  if sent by facsimile transmission, on the date
                                 a transmission report is produced by the
                                 machine from which the facsimile was sent which
                                 indicates that the facsimile was sent in its
                                 entirety to the facsimile number of the
                                 recipient notified for the purpose of this
                                 Section unless the recipient notifies the
                                 sender within one Business Day of the facsimile
                                 being sent that the facsimile was not received
                                 in its entirety in legible form;".

(11)     DEFINITIONS

         In this Agreement, unless the contrary intention appears:

         (a)     MASTER TRUST DEED: subject to Part 5(11)(h) of this Schedule, unless defined in this Agreement words and phrases defined in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to Part 5(11)(h) of this
                 Schedule, where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust
                 Deed or the Series Supplement (on the other hand), this
                 Agreement prevails. Where there is any inconsistency in a
                 definition between the Master Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series
                 Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in
                 relation to a Series Trust (as defined in the Master Trust
                 Deed) such words or phrases are to be construed in this
                 Agreement, where necessary, as being used only in relation to the Series Trust;

         (b)     TRUSTEE CAPACITY:

                 (i)     a reference to Party B is a reference to Party B in its
                         capacity as trustee of the relevant Series Trust only,
                         and in no other capacity;

                 (ii)    a reference to the undertaking, assets, business or
                         money of Party B is a reference to the undertaking,
                         assets, business or money of Party B in the capacity
                         referred to in paragraph 11(b)(i) only; and

                 (iii)   without limiting the foregoing, Section 5(a)(vii) will
                         only apply to Party B in its capacity as trustee of the
                         relevant Series Trust and:

                         (A)     reference in Section 5(a)(vii)(1) to Party B
                                 being dissolved is to the relevant Series Trust
                                 being dissolved;

                         (B)     Party B in its capacity as trustee of the
                                 relevant Series Trust is not insolvent or
                                 unable to pay its debts for the purposes of
                                 Section 5(a)(vii)(2) to the extent that its
                                 obligation to make any payment is limited by
                                 any provision in a Transaction Document in
                                 relation to the Series Trust; and

                         (C)     the appointment of a Substitute Trustee in
                                 relation to the Series Trust in accordance with
                                 the Master Trust Deed is not, of itself, an
                                 event to which Section 5(a)(vii) applies in
                                 relation to Party B.

         (c) DEFINITIONS: in Section 14:

                 (i)     replace the definitions of "AFFECTED TRANSACTIONS" and
                         "LOCAL BUSINESS DAY" with the following:

                                                                              12

                         ""AFFECTED TRANSACTIONS" means, with respect to a
                         Termination Event, all Transactions."; and

                         ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS
                         DAY"."; and

                 (ii)    insert the following new definitions:

                         ""BBSW" or "AUD-BBR-BBSW" in relation to a Calculation
                         Period means the rate appearing at approximately 10.00
                         am Sydney time on the Reset Date for that Calculation
                         Period on the Reuters Screen page "BBSW" as being the
                         average of the mean buying and selling rates appearing
                         on that page for a bill of exchange having a tenor of
                         three months . If:

                         (a)     on that Reset Date fewer than 4 banks are
                                 quoted on the Reuters Screen page "BBSW"; or

                         (b)     for any other reason the rate for that day
                                 cannot be determined in accordance with the
                                 foregoing procedures,

                         then "BBSW" or "AUD-BBR-BBSW" means such rate as is
                         specified by the Calculation Agent having regard to
                         comparable indices then available.

                         "CREDIT SUPPORT ANNEX" means the Credit Support Annex
                         annexed to this Agreement.

                         "DISTRIBUTION DATE" has the meaning given in Section
                         16.

                         "MASTER TRUST DEED" means the Master Trust Deed dated 8
                         October 1997 between Party B and the Manager, as
                         amended from time to time.

                         "PRESCRIBED RATING PERIOD" means in relation to the
                         credit ratings assigned by the Rating Agencies to Party
                         A:

                         (a)     a period of 30 Business Days from the date when
                                 a credit rating assigned by a Rating Agency to
                                 Party A is less than the relevant Prescribed
                                 Rating but greater than or equal to a short
                                 term credit rating of A-1 by S&P or a long term
                                 credit rating of A- by S&P and a long term
                                 credit rating of A3 by Moody's and a short term
                                 credit rating of P-2 by Moody's; and

                         (b)     a period of 5 Business Days from the date when
                                 a credit rating assigned by a Rating Agency to
                                 Party A is less than a short term credit rating
                                 of A-1 by S&P or a long term credit rating of
                                 A- by S&P and a short term credit rating of P-2
                                 by Moody's and a long term credit rating of A3
                                 by Moody's.

                         "PRESCRIBED RATINGS" means a short term credit rating
                         of A-1+ by S&P or a long term credit rating of AA- by
                         S&P, and a long term credit rating of A2 by Moody's and
                         a short term credit rating of P-1 by Moody's.

                         "RELEVANT CALCULATION AMOUNT" has the meaning given in
                         Section 16.

                         "RELEVANT NOTES" has the meaning given in Section 16.

                         "RELEVANT NOTE TRUSTEE" has the meaning given in
                         Section 16.

                                                                              13

                         "RELEVANT NOTEHOLDERS" has the meaning given in Section
                         16.

                         "SCHEDULED MATURITY DATE" has the meaning given in
                         Section 16.

                         "SECURITY TRUST DEED" has the meaning given to it in
                         Section 16.

                         "SERIES SUPPLEMENT" has the meaning given in Section
                         16.

                         "SERIES TRUST" has the meaning given in Section 16.

         (d)     INTERPRETATION:

                 (i) references to time are references to Sydney time;

                 (ii)    a reference to "WILFUL DEFAULT" in relation to Party B
                         means, subject to Part 5(11)(d)(iii) of this Schedule,
                         any wilful failure by Party B to comply with, or wilful
                         breach by Party B of, any of its obligations under any
                         Transaction Document, other than a failure or breach
                         which:

                         A.      (1) arises as a result of a breach of a
                                     Transaction Document by a person other
                                     than:

                                     (a)     Party B; or

                                     (b)     any other person referred to in
                                             Part 5(11)(d)(iii) of this
                                             Schedule; and

                                (2) the performance of the action (the
                                    non-performance of which gave rise to such
                                    breach) is a precondition to Party B
                                    performing the said obligation;

                         B.     is in accordance with a lawful court order or
                                direction or required by law; or

                         C.     is in accordance with any proper instruction or
                                direction of the Investors given at a meeting
                                convened under the Master Trust Deed;

                 (iii)   a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL
                         DEFAULT" of Party B means the fraud, negligence or
                         wilful default of Party B and of its officers,
                         employees, agents and any other person where Party B is
                         liable for the acts or omissions of such other person
                         under the terms of any Transaction Document;

                 (iv)    a reference to "NEITHER PARTY" will be construed as a
                         reference to "NO PARTY"; and

                 (v)     a reference to "OTHER PARTY" will be construed as a
                         reference to "OTHER PARTIES".

         (e)     ISDA DEFINITIONS: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc
                 ("ISDA")) (the "2000 ISDA DEFINITIONS") as at the date of this
                 Agreement are incorporated into this Agreement and each
                 Confirmation.

         (f)     INCONSISTENCY: Subject to Part 5(11)(a) of this Schedule,
                 unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                                                                              14

                 (i)     any Confirmation;

                 (ii)    this Schedule and Section 13 ("Elections and
                         Variables") of the Credit Support Annex (as
                         applicable);

                 (iii)   the 2000 ISDA Definitions; and

                 (iv)    the printed form of the 1992 ISDA Master Agreement and
                         the printed form of the ISDA Credit Support Annex which
                         form part of this Agreement.

         (g) SWAP TRANSACTION: Any reference to a:

                 (i)     "SWAP TRANSACTION" in the 2000 ISDA Definitions is
                         deemed to be a reference to a "TRANSACTION" for the
                         purpose of interpreting this Agreement or any
                         Confirmation; and

                 (ii)    "TRANSACTION" in this Agreement or any Confirmation is
                         deemed to be a reference to a "SWAP TRANSACTION" for
                         the purpose of interpreting the 2000 ISDA Definitions.

         (h) INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
             PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction
             Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12) LIMITATION OF LIABILITY: Insert the following as Sections 15 and 16, after
     Section 14:

         "15.    PARTY B'S LIMITATION OF LIABILITY

                 (a)  (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this Agreement only in its capacity as trustee of the
                      relevant Series Trust and in no other capacity. A
                      liability incurred by Party B acting in its capacity as
                      trustee of the relevant Series Trust arising under or in
                      connection with this Agreement is limited to and can be
                      enforced against Party B only to the extent to which it
                      can be satisfied out of the Assets of that Series Trust
                      out of which Party B is actually indemnified for the
                      liability. This limitation of Party B's liability applies
                      despite any other provision of this Agreement (other than
                      Section 15(c)) and extends to all liabilities and
                      obligations of Party B in any way connected with any
                      representation, warranty, conduct, omission, agreement or
                      transaction related to this Agreement.

                 (b)  (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by
                      Party B acting in its capacity as trustee of a Series
                      Trust in any other capacity other than as trustee of that
                      Series Trust, including seeking the appointment of a
                      receiver (except in relation to Assets of that Series
                      Trust), or a liquidator, or an administrator, or any
                      similar person to Party B or prove in any liquidation,
                      administration or similar arrangements of or affecting
                      Party B (except in relation to the Assets of that Series
                      Trust).

                 (c)  (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied

                                                                              15

                      because under the Master Trust Deed, the corresponding
                      Series Supplement or any other corresponding Transaction
                      Document or by operation of law there is a reduction in
                      the extent of Party B's indemnification out of the Assets
                      of the relevant Series Trust, as a result of Party B's
                      fraud, negligence or wilful default.

                 (d)  (ACTS OR OMISSIONS): It is acknowledged that the Relevant
                      Parties are responsible under the corresponding
                      Transaction Documents for performing a variety of
                      obligations relating to the relevant Series Trust. No act
                      or omission of Party B (including any related failure to
                      satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered
                      fraudulent, negligent or a wilful default of Party B for
                      the purpose of paragraph (c) of this Section 15 to the
                      extent to which the act or omission was caused or
                      contributed to by any failure by any such Relevant Person
                      or any other person appointed by Party B under such a
                      Transaction Document (other than a person whose acts or
                      omissions Party B is liable for in accordance with any
                      such Transaction Document) to fulfil its obligations
                      relating to the relevant Series Trust or by any other act
                      or omission of the Manager or the Servicer or any other
                      such person.

                 (e)  (NO OBLIGATION): Party B is not obliged to enter into any commitment or obligation under this Agreement or any
                      Transaction Document (including incur any further
                      liability) unless Party B's liability is limited in a
                      manner which is consistent with this Section 15 or
                      otherwise in a manner satisfactory to Party B in its
                      absolute discretion.

         16.  SEGREGATION

                 Party B will enter into each Transaction as trustee of a Series
                 Trust. Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit
                 Support Annex) shall have effect severally in respect of each
                 Series Trust and shall be enforceable by or against Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the
                 relevant Confirmation) and the Manager for each of Party B's said several capacities, to the intent that (inter alia):

                 (a)  (REFERENCES TO PARTY B): unless the context indicates a contrary intention, each reference to "Party B" in this
                      Agreement shall be construed as a several reference to
                      Party B in its respective capacities as trustee of each
                      Series Trust;

                 (b)  (SEPARATE AGREEMENTS): this Master Agreement including, without limitation, this Schedule and the Credit Support
                      Annex together with each Confirmation relating to a
                      particular Series Trust will form a single separate
                      agreement between Party A, the Manager and Party B in its
                      capacity as trustee of that Series Trust and references to the respective obligations (including references to
                      payment obligations generally and in the context of
                      provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the
                      Manager or Party B shall be construed accordingly as a
                      several reference to each mutual set of obligations
                      arising under each such separate agreement between Party
                      A, the Manager and Party B in its several capacity as
                      trustee of the relevant Series Trust;

                                                                              16

                 (c)  (REPRESENTATIONS): representations made and agreements entered by the parties under this Agreement are made and
                      entered severally by Party B in its respective capacities
                      as trustee of each Series Trust and in respect of the
                      relevant Series Trust and may be enforced by Party B
                      against Party A or the Manager severally in Party B's said several capacities (and by Party A or the Manager against
                      Party B in Party B's said several capacities);

                 (d)  (TERMINATION): rights of termination, and obligations and entitlements consequent upon termination, only accrue to
                      Party A against Party B severally in Party B's respective
                      capacities as trustee of each Series Trust, and only
                      accrue to Party B against Party A severally in Party B's
                      said several capacities;

                 (e)  (EVENTS OF DEFAULT AND TERMINATION EVENTS): without
                      limiting Section 15, the occurrence of an Event of Default or Termination Event in respect of one Series Trust shall
                      not in itself constitute an Event of Default or
                      Termination Event in respect of any other Series Trust;
                      and

                 (f)  (DEFINITIONS):

                         (i) the term "SERIES TRUST":

                                 (A)     in this Section 16, means each Series
                                         Trust (as defined in the Master Trust
                                         Deed) specified or to be specified, as
                                         the context requires, as the relevant
                                         Series Trust in the Confirmation for a
                                         Transaction; and

                                 (B)     elsewhere in this Agreement, means each
                                         such Series Trust severally in
                                         accordance with the preceding
                                         provisions of this Section 16;

                         (ii) the term "TRANSACTION":

                                 (A)     in this Section 16, means each
                                         Transaction governed by this Agreement;
                                         and

                                 (B)     elsewhere in this Agreement, means each
                                         such Transaction entered into by the
                                         trustee as Trustee of the relevant
                                         Series Trust;

                         (iii) the term "AGREEMENT":

                                 (A)     in this Section 16, and elsewhere if so
                                         specified, means this Master Agreement,
                                         including, without limitation, this
                                         Schedule and the Credit Support Annex,
                                         and all Confirmations governed by this
                                         Master Agreement; and

                                 (B)     elsewhere, unless specified otherwise,
                                         means the separate agreement referred
                                         to in Section 16(b) in respect of each
                                         particular Series Trust;

                         (iv)  the terms "DISTRIBUTION DATE", "RELEVANT
                               CALCULATION AMOUNT", "RELEVANT NOTE TRUSTEE",
                               "RELEVANT NOTES", "RELEVANT NOTEHOLDERS",
                               "SCHEDULED MATURITY DATE", "SECURITY TRUST DEED"
                               and "SERIES SUPPLEMENT" in this

                                                                              17

                               Agreement to the extent that it applies in
                               relation to a Series Trust have the respective
                               meanings given to them in the Confirmations for
                               the Transactions of that Series Trust.".

(13)     FURTHER ASSURANCES: Each party will, upon request by the other party
         (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to
         Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14)     PROCEDURES FOR ENTERING INTO TRANSACTIONS

         (a)     With respect to each Transaction entered into pursuant to this
                 Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party
                 B and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed
                 between Party A, Party B and the Manager), and Party B and the
                 Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

         (b)     Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15)     AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this
         Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b) of this Schedule, is authorised by that other party.

(16) RECORDED CONVERSATIONS: Each party:

         (a)     consents to the electronic recording of its telephone
                 conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

         (b)     will provide transcripts of such recordings (if any) upon
                 reasonable request by the other party (at the reasonable cost of the party requesting);

         (c)     acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

         (d)     acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17)     REPLACEMENT CURRENCY SWAP AGREEMENT:

         (a)     If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full,
                 Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction
                 (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

                 (i)     the Rating Agencies confirm in writing that the entry
                         into the Replacement Currency Swap by Party B does not
                         result in a reduction, qualification or withdrawal of
                         the credit ratings then assigned by them to the
                         Relevant Notes; and

                                                                              18

                 (ii)    the liability of Party B under the Replacement Currency
                         Swap is limited to at least the same extent that its
                         liability is limited under that Transaction.

         (b)    If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to
                Party A upon termination of the Transaction referred to in Part
                5(17)(a) of this Schedule, Party B must, on the direction of the
                Manager, pay any upfront premium to enter into the Replacement
                Currency Swap received by Party B from the Replacement Currency
                Swap provider to Party A in satisfaction of and to the extent of
                Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense.

         (c)    If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to
                Party B upon termination of the Transaction referred to in Part
                5(17)(a) of this Schedule, Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in
                satisfaction of or towards and to the extent of Party B's
                obligation (if any) to pay an upfront premium to the Replacement
                Currency Swap provider to enter into the Replacement Currency
                Swap.

         (d)    The obligations of Party B (and the rights of Party A) under this Part 5(17) will survive the termination of this Agreement.

(18)     KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19)     RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this
         Agreement.

(20)     AMENDMENT TO THIS AGREEMENT: The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series
         Supplement.

(21)     APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21).

(22)     RATINGS DOWNGRADE:

         (a)     (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A, Party A is assigned a credit rating by a Rating Agency less than the relevant Prescribed
                 Rating, Party A must by the expiry of the Prescribed Rating
                 Period in relation to the credit ratings assigned by the Rating
                 Agencies to Party A at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

                                                                              19

                 (i)     provided that the short term credit rating by S&P is
                         greater than or equal to A-1 or the long term credit
                         rating by S&P is greater than or equal to A-, lodge
                         collateral in accordance with the Credit Support Annex
                         in an amount equal to the Collateral Amount as defined
                         in Part 5(22)(b) of this Schedule;

                 (ii)    enter into an agreement novating Party A's rights and
                         obligations under this Agreement and each Transaction
                         to a replacement counterparty acceptable to the Manager
                         and which the Rating Agencies confirm in writing will
                         not result in a reduction, qualification or withdrawal
                         of the credit ratings then assigned by them to the
                         Relevant Notes; or

                 (iii)   enter into such other arrangements in respect of each
                         Transaction which the Rating Agencies confirm in
                         writing will not result in a reduction, qualification
                         or withdrawal of the credit ratings then assigned by
                         them to the Relevant Notes.

                 Notwithstanding that Party A has elected to satisfy its
                 obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                 Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

         (b)     (COLLATERAL AMOUNT): For the purpose of this Part 5(22) the
                 Collateral Amount will be an amount equal to the greater of the following:

                 (i) zero;

                 (ii)    if the credit rating of Party A is below the Prescribed
                         Rating in relation to S&P, CCR; and

                 (iii)   if the credit rating of Party A is below the Prescribed
                         Rating in relation to Moody's, an amount acceptable to
                         Moody's and sufficient to maintain the credit rating
                         assigned to the Relevant Notes by Moody's immediately
                         prior to the review of the credit rating of Party A by
                         Moody's.

                 Where:

                 CCR = CR x 1.030

                 CR = MTM + VB

                 MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with
                 Part 5(22)(c) of this Schedule no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

                 VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Distribution Date by the relevant percentage obtained from the following table:

                 --------------------------------------------------------------
                 PARTY A'S   WHERE THE      WHERE THE        WHERE THE PERIOD
                 LONG TERM   PERIOD         PERIOD BETWEEN   BETWEEN THE DATE
                 CREDIT      BETWEEN THE    THE DATE OF      OF RECALCULATION
                 RATING BY   DATE OF        RECALCULATION    AND THE SCHEDULED
                 S&P         RECALCULATION  AND THE          MATURITY DATE IS
                             AND THE        SCHEDULED        GREATER THAN 10
                             SCHEDULED      MATURITY DATE    YEARS
                             MATURITY       IS GREATER THAN
                             DATE IS        5 YEARS AND
                             LESS THAN      LESS THAN OR
                             OR EQUAL TO    EQUAL TO 10
                             5 YEARS        YEARS
                 --------------------------------------------------------------
                 A+          1.05           1.75             3.0
                 --------------------------------------------------------------
                 A           1.35           2.45             4.5
                 --------------------------------------------------------------
                 A-          1.5            3.15             6
                 --------------------------------------------------------------

                                                                              20

         (c)     (MARK TO MARKET VALUE): If collateral has been lodged or is to be lodged under Part 5(22)(a)(i) of this Schedule and Part
                 5(22)(b)(ii) of this Schedule applies, Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The
                 mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The
                 mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

         (d)     (RECALCULATION): If collateral has been lodged under Part
                 5(22)(a)(i) of this Schedule then, unless collateral is no longer required to be lodged in accordance with Part 5(22)(a)
                 of this Schedule, Party A must recalculate the Collateral
                 Amount (including, if Part 5(22)(b)(ii) of this Schedule
                 applies, the CCR and the mark-to-market value) on each
                 Valuation Date. If:

                 (i)     the Value on such Valuation Date of all Posted Credit
                         Support held by the Secured Party is less than the
                         recalculated Collateral Amount, the difference is the
                         Delivery Amount in relation to that Valuation Date; or

                 (ii)    the Value on such Valuation Date of all Posted Credit
                         Support held by the Secured Party is greater than the
                         recalculated Collateral Amount, the difference is the
                         Return Amount in relation to that Valuation Date.

         (e)     (DEFINITIONS): For the purposes of this Part 5(22) "Delivery
                 Amount", "Posted Credit Support", "Return Amount", "Secured
                 Party", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(23)     NO AMENDMENT: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document in relation to the Series Trust dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to the Series Trust without the prior written consent of Party A.

                                                                              21

ANNEXURE 1

                   FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                             [LETTERHEAD OF PARTY A]

[DATE]

TO:  Perpetual Trustee Company Limited      Securitisation Advisory Services
     as trustee of the Series Trust         Pty. Limited

     Level 7                                Level 6
     9 Castlereagh Street                   48 Martin Place
     Sydney  NSW  2000                      Sydney  NSW  2000
     AUSTRALIA                              AUSTRALIA

     ATTENTION:  Manager, Securitisation    ATTENTION: Manager, Securitisation
                 Services

CONFIRMATION - [NAME OF TRANSACTION]

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ABN 42
000 001 007 as trustee of the Medallion Trust Series [       ] (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [     ], as amended, novated or supplemented from
time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited ABN 42 000 001 007 as
trustee of, inter alia, the Series Trust ("PARTY B") and Securitisation Advisory
Services Pty. Limited ABN 88 064 133 946 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.      OUR REFERENCE:      [                 ]

2.      TRADE DATE:         [                 ]

3.      EFFECTIVE DATE:     Issue Date in respect of the Relevant Notes

4.      TERMINATION DATE:   The earlier of:

                            (a)    the date that the Relevant Notes have
                                   been redeemed in full in accordance
                                   with the Note Conditions; and

                            (b)    the Scheduled Maturity Date.

                                                                              22

5.       FLOATING AMOUNTS

5.1      FLOATING AMOUNTS PAYABLE
         BY PARTY A (SUBJECT TO
         PARAGRAPH 9 OF THIS
         CONFIRMATION):

(A)      Floating Rate Payer:       Party A

         Calculation Amount:        For each Floating Rate Payer Payment
                                    Date, the aggregate Invested Amount of
                                    the Relevant Notes as at the first day
                                    of the Calculation Period ending on but
                                    excluding that Floating Rate Payer
                                    Payment Date.  The Calculation Amount
                                    for the initial Calculation Period will
                                    be USD1,000,000,000.  The Calculation
                                    Amount will not ever exceed
                                    USD1,000,000,000 for any Calculation
                                    Period.

         Floating Rate Payer        Each Distribution Date during the
         Payment Dates:             period commencing on and including
                                    [      ] and ending on and including the
                                    Termination Date, subject to adjustment in
                                    accordance with the Following Business Day
                                    Convention

         Floating Rate Option:      USD-LIBOR-BBA  except that:

                                    (a)   references to "London Banking Days" in
                                          section 7.1(a)(w)(xvii) and (xx) of
                                          the Annex (June 2000 version) to the
                                          2000 ISDA Definitions will be replaced
                                          with references to "Banking Days" as
                                          that expression is defined in the Note
                                          Conditions:

                                    (b)   references to "Telerate Page 3750" in
                                          section 7.1(w)(xvii) of the Annex
                                          (June 2000 version) to the 2000 ISDA
                                          Definitions will be replaced with
                                          references to "Rate Page" as that
                                          expression is defined in the Note
                                          Conditions; and

                                    (c)   if USD-LIBOR-BBA cannot be determined
                                          in accordance with the 2000 ISDA
                                          Definitions as varied above (including
                                          endeavouring to determine a rate under
                                          the definition of "USD-LIBOR-Reference
                                          banks" in section 7.1(w)(xx)), it will
                                          remain as the most recently determined
                                          rate obtained from a Rate Page for a
                                          preceding Calculation Period.

         Designated Maturity:       [           ] months

         Spread:                    [                   ]

                                                                              23

         Floating Rate Day Count    Actual/360
         Fraction:

         Reset Dates:               The first day of each Calculation Period

         Compounding:               Inapplicable

(B)      Class A-1 Unpaid Coupon    If on any Distribution Date there is an
                                    Amount: A$ Class A-1 Unpaid Interest Amount,
                                    then on the Floating Rate Payer Payment Date
                                    which falls on that Distribution Date, Party
                                    A will pay to Party B an amount calculated
                                    as follows:

                                    $US UC = $A UC x LIBOR x US$
                                                     -----
                                                     BBSW
                                    Exchange Rate

                                    where:

                                    $US UC =   the amount to be paid by
                                               Party A;

                                    $A         UC = the A$ Class A-1 Unpaid
                                               Interest Payment in relation to
                                               that Distribution Date;

                                    LIBOR      = the Floating Rate Option under
                                               this paragraph 5.1 in respect of
                                               the Reset Date which is the same
                                               day as that Floating Rate Payer
                                               Payment Date;

                                    BBSW       = the Floating Rate Option under
                                               paragraph 5.2 in respect of the
                                               Reset Date which is the same day
                                               as that Floating Rate Payer
                                               Payment Date.

5.2      FLOATING AMOUNTS PAYABLE
         BY PARTY B (SUBJECT TO
         PARAGRAPH 9 OF THIS
         CONFIRMATION):

(A)      Floating Rate Payer:       Party B

         Calculation Amount:        For each Floating Rate Payer Payment
                                    Date, the A$ Equivalent of the
                                    aggregate Invested Amount of the
                                    Relevant Notes as at the first day of
                                    the Calculation Period ending on but
                                    excluding that Floating Rate Payer
                                    Payment Date

         Floating Rate Payer        Each Distribution Date during the
         Payment Dates:             period commencing on and including
                                    [      ] and ending on and including the
                                    Termination Date, subject to adjustment in
                                    accordance with the Following Business Day
                                    Convention

         Floating Rate Option:      AUD-BBR-BBSW

         Designated Maturity:       [            ] months

         Spread:                    [               ]

                                                                              24

         Floating Rate Day Count    Actual/365 (Fixed)
         Fraction:

         Reset Dates                The first day of each Calculation Period

         Compounding:               Inapplicable

(B)      A$ Class A-1 Unpaid        If on any Distribution Date there is an
         Interest Amount:           A$ Class A-1 Unpaid Interest Amount, then on
                                    the Floating Rate Payer Payment Date which
                                    falls on that Distribution Date Party B will
                                    pay to Party A the A$ Class A-1 Unpaid
                                    Interest Payment in relation to that
                                    Distribution Date.

5.3      NO LIMIT TO RIGHTS:        Nothing in paragraphs 5.1(b) or 5.2(b)
                                    is to be construed as limiting Party
                                    A's or Party B's rights in relation to
                                    a failure by the other to pay the full
                                    amount of a Floating Amount calculated
                                    in accordance with paragraphs 5.1(a) or
                                    5.2(a), as applicable, on a Floating
                                    Rate Payer Payment Date (including any
                                    right to designate an Early Termination
                                    Date in accordance with Section 6(a) of
                                    the Agreement).

6.       EXCHANGES

6.1      INITIAL EXCHANGE:

         Initial Exchange Date:     Closing Date

         Party A Initial Exchange   The A$ Equivalent of the Party B
         Amount:                    Initial Exchange Amount, being
                                    A$[                            ]

         Party B Initial Exchange   The Initial Invested Amount of the
         Amount:                    Relevant Notes on the Issue Date, being
                                    US$[             ]

                                    Notwithstanding Section 2(a)(ii) of the
                                    Agreement, Party A must pay the Party A
                                    Initial Exchange Amount to Party B by 4.00pm
                                    (Sydney time) on the Initial Exchange Date
                                    and Party B must pay Party A the Party B
                                    Initial Exchange Amount by 4.00pm (New York
                                    time) on the Initial Exchange Date. Section
                                    2(a)(v) of the Agreement will not apply to
                                    the payments of the Initial Exchange
                                    Amounts.

6.2      INTERIM EXCHANGE:

         Interim Exchange Date:     Each Distribution Date (other than the
                                    Final Exchange Date)

         Party A Interim Exchange   In respect of an Interim Exchange Date
         Amount:                    means the US$ Equivalent of the A$
                                    Class A-1 Principal Amount in relation
                                    to the Distribution Date occurring on
                                    that Interim Exchange Date

         Party B Interim Exchange   In respect of an Interim Exchange Date
                                    means the

                                                                              25

         Amount:                    A$ Class A-1 Principal Amount in relation to
                                    the Distribution Date occurring on that
                                    Interim Exchange Date

6.3      FINAL EXCHANGE:

         Final Exchange Date:       Termination Date

         Party A Final Exchange    The US$ Equivalent of the A$ Class A-1
         Amount:                   Principal Amount in relation to the
                                   Distribution Date which is the Final
                                   Exchange Date

         Party B Final Exchange    The A$ Class A-1 Principal Amount in
         Amount:                   relation to the Distribution Date which
                                   is the Final Exchange Date

7.       EXCHANGE RATES:

         For the purpose of the
         definitions of "A$
         EQUIVALENT" and "US$
         EQUIVALENT":

         US$ Exchange Rate:        [                                       ]

         A$ Exchange Rate:         [                                       ]

8.       ACCOUNT DETAILS:

8.1      PAYMENTS TO PARTY A

         Account for payments in   The account notified in writing by
         US$                       Party  A to Party B in accordance with
                                   Part 5(3)(ii) of the Schedule to the
                                   Agreement

         Account for payments in   The account notified in writing by Party
         A$                        A to Party B in accordance with Part
                                   5(3)(i) of the Schedule to the Agreement

8.2      PAYMENTS TO PARTY B

         Account for payments in   The account notified in writing by the
         US$:                      Principal Paying Agent to Party A in
                                   accordance with Part 5(2)(ii) of the
                                   Schedule to the Agreement

         Account for payments in   The account notified in writing by Party
         A$:                       B to Party A in accordance with Part
                                   5(2)(i) of the Schedule to the Agreement

9.       NOTIFICATIONS TO PARTY A  On or before the Determination Time in respect of each Distribution Date the Manager
                                   must notify Party A in writing of:

                                    (a)  the A$ Class A-1 Principal Amount which
                                         the Manager has directed Party B to pay
                                         to Party A on that Distribution Date
                                         pursuant to clause 10.5(b)(i) of the
                                         Series Supplement;

                                    (b)  the A$ Class A-1 Interest Payment in

                                                                              26

                                         relation to that Distribution Date;

                                    (c)  the amounts (if any) allocated to the
                                         Class A-1 Notes in respect of any
                                         Principal Charge-off or Principal
                                         Charge-off Reimbursement on the
                                         immediately preceding Determination
                                         Date in accordance with Conditions 7.9
                                         and 7.10 of the Note Conditions; and

                                    (d)  the A$ Class A-1 Unpaid Interest
                                         Payment (if any) in relation to that
                                         Distribution Date.

10.      OFFICES:                  The Office of Party A for each Transaction is
                                   Sydney.

                                   The Office of Party B for each Transaction is
                                   Sydney.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
COMMONWEALTH BANK
OF AUSTRALIA ABN 48 123 123 124

By:
       (Authorised Officer)

Name:

Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:      CONFIRMED AS AT THE DATE FIRST WRITTEN
                                                   ABOVE:

SIGNED for and on behalf of                        SIGNED for and on behalf of
PERPETUAL TRUSTEE                                  SECURITISATION ADVISORY SERVICES PTY.
COMPANY LIMITED ABN 42 000 001 007                 LIMITED ABN 88  064 133 946
as trustee of the Medallion Trust
Series
[        ]

By:                                                By:
       (Authorised Officer )                                           (Authorised Officer)

Name:                                              Name:

Title:                                             Title:

                                                                              27

DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID INTEREST PAYMENT" means in relation to a Distribution Date the amount available to be allocated towards payment to Party A in respect of A$
Class A-1 Unpaid Interest Amounts on that Distribution Date in accordance with clause 10.2(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class A-1 Interest Amounts and A$ Class
A-1 Unpaid Interest Amounts pursuant to clause 10.2(k)(i) of the Series
Supplement are allocated first towards payment of A$ Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"DETERMINATION TIME" in relation to a Distribution Date means on or about
11.00am Sydney time 1 Business Day prior to that Distribution Date.

"DISTRIBUTION DATE" has the same meaning as in the Series Supplement.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the US
Dollar Note Trust Deed.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the US Dollar Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if The
Bank of New York is removed or retires as the trustee for the Class A-1
Noteholders, any person appointed from time to time in its place in accordance with the US Dollar Note Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and
P.T. Limited ABN 67 004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Confirmation between Party A, Homepath Pty Limited ABN 35 081 986 530,
Party B and the Manager.

"US DOLLAR NOTE TRUST DEED" means the US Dollar Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the
Relevant Note Trustee.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                                                                              28

PARAGRAPH 13 TO NEW YORK LAW CREDIT SUPPORT ANNEX

(13)  ELECTIONS AND VARIABLES

      (a)   SECURITY INTEREST FOR "OBLIGATIONS"

            The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

      (b)   CREDIT SUPPORT OBLIGATIONS

            (i)   DELIVERY AMOUNT AND RETURN AMOUNT

                  "DELIVERY AMOUNT" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) of the Schedule to this Agreement for that Valuation Date.

                  "RETURN AMOUNT" for a Valuation Date means the amount of
                  collateral calculated in accordance with Part 5(22)(d)(ii) of the Schedule to this Agreement for that Valuation Date.

            (ii)  ELIGIBLE COLLATERAL. The following items will qualify as
                  "Eligible Collateral" for Party A provided that the items
                  specified in paragraphs (E), (F), (G) and (H) will only
                  qualify as "Eligible Collateral" of Party A upon receipt by
                  Party B of an opinion as to the perfection of the Secured
                  Party's security interest in such items in form and substance
                  (and issued by legal counsel) satisfactory to Party B:

                                                                       VALUATION
                                                                      Percentage

                 (A)  negotiable debt obligations issued by                  98%
                      the U.S. Treasury Department having a
                      remaining maturity of not more than one
                      year

                 (B)  negotiable debt obligations issued by                  95%
                      the U.S. Treasury Department having a
                      remaining maturity of more than one year
                      but not more than five years

                 (C)  negotiable debt obligations issued by                  93%
                      the U.S. Treasury Department having a
                      remaining maturity of more than five years
                      but not more than ten years

                 (D)  negotiable debt obligations issued by                  90%
                      the U.S. Treasury Department having a
                      remaining maturity of more than ten years

                 (E)  Agency Securities having a remaining                   97%
                      maturity of not more than one year

                 (F)  Agency Securities having a remaining                   94%
                      maturity of more than one year but not
                      more than five years

                 (G)  Agency Securities having a remaining                   92%
                      maturity of more than five years but not
                      more than ten years

                 (H)  Agency Securities having a remaining                   89%
                      maturity of more than ten years

                 (I)  Cash                                                  100%

                 (J)  other Eligible Credit Support and Valuation
                      Percentage agreed by the parties and
                      acceptable to each Rating Agency

                                                                              29

                  Notwithstanding the foregoing to the contrary, the Valuation
                  Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

                  "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the
                  Federal National Mortgage Association, the Government National
                  Mortgage Corporation or the Federal Home Loan Mortgage
                  Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and
                  principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and
                  similar derivative securities.

            (iii) OTHER ELIGIBLE SUPPORT

                  Not applicable.

            (iv)  THRESHOLDS

                  (A)    "MINIMUM TRANSFER AMOUNT" means with respect to both
                         Party A and Party B: US$100,000.

                  (B)    ROUNDING. The Delivery Amount and the Return Amount
                         will be rounded to the nearest integral multiple of
                         US$10,000.

      (c)   VALUATION AND TIMING

            (i)  "VALUATION AGENT" means Party A.

            (ii) "VALUATION DATE" means the last Business Day of each week and, at the option of Party A, any Business Day between Valuation
                 Dates.

            (iii)"VALUATION TIME" means the close of business on the Business
                 Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

            (iv) "NOTIFICATION TIME" means 11:00 am New York time on the second
                 Business Day after the Valuation Date.

      (d)   CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

             There are no "SPECIFIED CONDITIONS" applicable to Party A. The following is a Specified Condition with respect to Party B:

             "If an Early Termination Date has been designated in respect of the each Transaction provided that if an amount is due by Party A to
             Party B in respect of that Early Termination Date pursuant to
             Section 6, that amount has been paid in full.".

      (e)   SUBSTITUTION

            (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph
                 4(d)(ii).

            (ii) CONSENT. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d). However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of
                 Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is
                 Eligible Collateral. The consent may be provided in a manner described in Section 12 or otherwise, including orally.

                                                                              30

       (f)   DISPUTE RESOLUTION

             (i)   "RESOLUTION TIME" means 11:00 am New York time.

             (ii)  "VALUE". Not applicable.

             (iii) "ALTERNATIVE". The provisions of Paragraph 5 will apply.

       (g)   HOLDING AND USING POSTED COLLATERAL

             (i)  ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                   Party A: Not Applicable.

                   Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a
                   Custodian to hold Posted Collateral on its behalf if the
                   following conditions are satisfied:

                   (A)   Party B is not a Defaulting Party;

                   (B)   Party B's Custodian will always be the Principal Paying
                         Agent, unless that party is Party A;

                   (C)   if the Principal Paying Agent is Party A, then Party B
                         must appoint a Custodian which is a Bank (as defined in
                         the Federal Deposit Insurance Act, as amended) outside
                         Australia, whose rating (with respect to its long term
                         unsecured, unsubordinated indebtedness) is at all times
                         at least Aa2 by Moody's and its short term debt rating
                         is A-1+ by S&P, and Party B must notify Party A in
                         writing of this appointment and of the relevant account
                         for Paragraph 13(l); and

                   (D)   Posted Collateral may only be held in one or more
                         accounts in the name of Party B in the United States
                         and any account established by Party B's Custodian to
                         hold Posted Collateral shall be established and
                         maintained for the sole purpose of receiving deliveries
                         of and holding Posted Collateral.

            (ii)   USE OF POSTED COLLATERAL. The provisions of paragraph 6(c)
                   will not apply to Party B and its Custodian. Party B's
                   Custodian will permit Party B to secure Party B's obligations under the Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's
                   rights in relation to the Posted Collateral, but subject to
                   Paragraph 13(m)(vi) of this Annex.

      (h)   DISTRIBUTIONS AND INTEREST AMOUNT

            (i)    INTEREST RATE. The "Interest Rate", in respect of Posted
                   Collateral which is denominated in US$, for any day means the
                   Federal Funds Overnight Rate. For the purposes hereof,
                   "Federal Funds Overnight Rate" means, for any day, an
                   interest rate per annum equal to the rate published as the
                   Federal Funds Effective Rate that appears on Telerate Page
                   118 for such day. The "Interest Rate" in respect of Posted
                   Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

            (ii)   TRANSFER OF INTEREST AMOUNT. The Transfer of Interest Amount
                   will be made monthly on the second Business Day of each
                   calendar month.

            (iii)  ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
                   6(d)(ii) will apply.

                                                                              31

      (i)   ADDITIONAL REPRESENTATION(S)

            None.

      (j)   OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

            "VALUE" and "TRANSFER" with respect to Other Eligible Support and
            Other Posted Support means: not applicable.

      (k)   DEMANDS AND NOTICES

            All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone
            ("TELEPHONE NOTICE") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

      (l)   ADDRESSES FOR TRANSFERS

            Party A: Party A to specify account for returns of collateral.

            Party B: Party B must notify Party A of its Custodian's account.

      (m)   OTHER PROVISIONS

            (i) Paragraph 4(b) of the Annex is replaced by the following:

                 "(b)   TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and
                        unless otherwise specified, if a demand for the Transfer
                        of Eligible Credit Support or Posted Credit Support is
                        made by the Notification Time, then the relevant
                        Transfer will be made within three Business Days of
                        receipt of the demand; if a demand is made after the
                        Notification Time, then the relevant Transfer will be
                        made within four Business Days of receipt of the
                        demand.".

            (ii) EVENT OF DEFAULT

                 Paragraph 7(i) of the Annex is amended, on line 3, by replacing
                 "two Business Days" with "three Business Days".

            (iii) PARTY A'S EXPENSES

                 Subject to Section 15 of the Agreement, Party B agrees to pay
                 Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

            (iv)  GOVERNING LAW NOTWITHSTANDING

                 Notwithstanding that the Agreement is expressed to be governed by the laws of the State of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the State of New
                 York without giving effect to choice of law doctrine and
                 parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be
                 subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of
                 Manhattan in New York City, State of New York.

            (v) NO TRIAL BY JURY

                 Each party waives, to the fullest extent permitted by
                 applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this
                 Annex.

            (vi) NO POOLING OF COLLATERAL WITH OTHER SECURITY TRUST SECURITY

                 Notwithstanding any provision in the Master Trust Deed, Series
                 Supplement or Security Trust Deed, but without prejudice to
                 Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under
                 Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

            (vii) PLEDGOR AND SECURED PARTY

                   In this Annex:

                  (a) "PLEDGOR" means only Party A; and

                  (b) "SECURED PARTY" means only Party B.

            (viii)NON-AUSTRALIAN ASSETS

                  Party A must only Transfer Posted Collateral to the Secured
                  Party from its assets held outside Australia.

            (ix)  DISPUTE RESOLUTION

                  Paragraph 5(i) is amended by:

                  (A)    replacing the word "Exposure" with the words "the
                         Delivery Amount or the Return Amount, as the case may
                         be" in the first paragraph of Paragraph 5(i);

                  (B)    adding the word "and" at the end of Paragraph 5(i)(A)
                         and deleting Paragraph 5(i)(B).

            (x)    SPECIFIED CONDITION

                  (A)    In Paragraph 4(a)(ii) the words "or Specified
                         Condition" are deleted.

                  (B)    In Paragraph 8(b) the words "or Specified Condition"
                         are deleted and replaced with the following "with
                         respect to the Secured Party or a Specified Condition
                         has occurred".